EX-5n

                                                                     JACKSON(R)
                                                 NATIONAL LIFE INSURANCE COMPANY
                                                                     OF NEW YORK

                                                 Home Office: Purchase, NY 10577
                                                                 www.jackson.com

PERSPECTIVE II(R)(09/09)
FIXED AND VARIABLE ANNUITY APPLICATION (VA350NY)

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CUSTOMER CARE:  800/599-5651
BANK OR FINANCIAL INSTITUTION CUSTOMER CARE: 888/464-7779
FAX:  888/576-8383
HOURS:  8:00 a.m. to 8:00 p.m. ET
E-MAIL:  contactus@jackson.com

FIRST CLASS MAIL:  P.O. Box 30313
                   Lansing, MI 48909-7813

OVERNIGHT MAIL:    1 Corporate Way
                   Lansing, MI 48951

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Broker/Dealer or External Account No. (if applicable)

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PLEASE PRINT - PRIMARY OWNER
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Social Security Number          or      Tax I.D. Number                         Sex:  Male __   Female __
                                                                       U.S. Citizen:  Yes __    No __
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First Name                              Middle Name                             Last Name

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Non-Natural Owner/Entity Name (If Owner is a Trust, Trustee Certification Form N5335 or trust documents are required with application.)

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Date of Birth (mm/dd/yyyy)              Telephone Number (including area code)  Email Address

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Physical Address Line 1 (No P.O. Boxes)  (It is required for Good Order that you provide a physical address.)
                                                                                Line 2

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City                                    STATE                                   ZIP

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Mailing Address Line 1                                                          Line 2

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City                                    STATE                                   ZIP

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JOINT OWNER (Proceeds will be distributed in accordance with the Contract on the first death of either Owner.)
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First Name                              Middle Name                             Last Name

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Social Security Number                  Date of Birth(mm/dd/yyyy)               Sex:  Male __   Female __
                                                                       U.S. Citizen:  Yes __    No __
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Email Address                           Relationship to Owner                   Telephone Number (including area code)
                                        __Spouse
                                        __Other ___________
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Physical Address Line 1 (No P.O. Boxes)                                         Line 2

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City                                    STATE                                   ZIP

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NVDA 350 11/09                                                        Page 1 of 8                                       NV4873 09/09
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PRIMARY ANNUITANT - Complete this section if different from Owner.
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__ Same as Owner                        Sex:  Male __   Female __               U.S. Citizen:  Yes __   No __
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First Name                              Middle Name                             Last Name

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Social Security Number          Date of Birth (mm/dd/yyyy)      Telephone No. (including area code)     Relationship to Owner
                                                                                                        __ Spouse
                                                                                                        __ Other ____________
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Physical Address Line 1 (No P.O. Boxes)                                         Line 2
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City                                    STATE                                   ZIP

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JOINT/CONTINGENT ANNUITANT - Complete this section if different from Joint Owner.
Contingent Annuitant must be Annuitant's spouse.  Available only on a Qualified plan custodial account when electing a Joint GMWB.
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__ Joint Annuitant      OR      __ Contingent Annuitant         Sex:  Male __   Female __       U.S. Citizen:  Yes __   No __

__ Same as Joint Owner
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First Name                              Middle Name                             Last Name

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Social Security Number          Date of Birth (mm/dd/yyyy)      Telephone No. (including area code)     Relationship to Owner
                                                                                                        __ Spouse
                                                                                                        __ Other ____________
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Physical Address Line 1 (No P.O. Boxes)                                         Line 2
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City                                    STATE                                   ZIP

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BENEFICIARY(IES)  - It is  required  for  Good  Order  that the  Death  Benefit Percentage be whole numbers and must total 100% for each beneficiary type.
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__ Primary                                                                      _____% Percentage of Death Benefit
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Individual Name (First, Middle, Last) or Non-Natural Entity Name

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Social Security/Tax I.D. Number                 Date of Birth (mm/dd/yyyy)                              Relationship to Owner
                                                                                                        __ Spouse
                                                                                                        __ Other ____________
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__ Primary       ___ Contingent                                                 _____% Percentage of Death Benefit
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Individual Name (First, Middle, Last) or Non-Natural Entity Name

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Social Security/Tax I.D. Number                 Date of Birth (mm/dd/yyyy)                              Relationship to Owner


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__ Primary       ___ Contingent                                                 _____% Percentage of Death Benefit
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Individual Name (First, Middle, Last) or Non-Natural Entity Name

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Social Security/Tax I.D. Number                 Date of Birth (mm/dd/yyyy)                              Relationship to Owner


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For additional beneficiaries, please attach a separate sheet, signed and dated by the Owner, which includes names, percentages, and other required information.

NVDA 350 11/09                                                      Page 2 of 8                                         NV4873 09/09
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PREMIUM PAYMENT - Make all checks payable to JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK(R)
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Select method of payment
___ Check $_________________________________             ___ Wire $_____________________________________
___ External Transfer $_____________________             ___ Internal Transfer $________________________
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ANNUITY TYPE - Jackson of NY(R) will issue Annuity Type per the bold headings.
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IRA:                                                    Qualified Plan:                                 TSA Plan:
__ IRA - Traditional*                                   __ 401(k) Qualified Savings Plan                __ 403(b) TSA
__ Stretch IRA                                          __ Cash Balance-Defined Benefit                 SEP/IRA (408k):
Roth IRA:                                               __ Cash Balance-Defined Contribution            __ SARSEP
__ Roth Conversion                                      __ Governmental Deferred                        __ SEP
__ Roth IRA*                                               Compensation Plan                            ORP:
*Tax Contribution Years and Amounts:                    __ HR-10 (Keogh) Plan                           __ ORP
Year:______   $______                                   __ Money Purchase                               __ Texas ORP
Year:______   $______                                   __ Non-Profit Deferred                          Charitable Remainder Trust:
Non-Qualified Plan:                                        Compensation Plan                            __ Charitable Remainder
__ Deferred Compensation                                __ Profit Sharing Plan                             Annuity Trust
__ Non-Tax Qualified                                    __ Roth 401k                                    __ Charitable Remainder
                                                        __ Target Benefit Plan                             Unitrust

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STATEMENT REGARDING REPLACEMENT OF EXISTING POLICIES OR ANNUITY CONTRACTS - It is required for Good Order that this entire section be completed.
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ARE YOU REPLACING AN EXISTING LIFE INSURANCE POLICY OR ANNUITY CONTRACT?

__ NO
__ YES  IF "YES" PLEASE COMPLETE THE FOLLOWING COMPANY INFORMATION.  PLEASE COMPLETE ALL NECESSARY FORMS AS REQUIRED BY NEW YORK
REGULATION 60.

Company Name                                    Contract Number                                         Anticipated amount
_____________________________                   _____________________________________                   $___________________________

_____________________________                   _____________________________________                   $___________________________

_____________________________                   _____________________________________                   $___________________________
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TRANSFER INFORMATION - For transfers, it is required for Good Order that this entire section be completed.
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Non-Qualified Plan Types:  __  IRC 1035 Exchange         __ Non-1035 Exchange
All Other Plan Types:      __  Direct Transfer           __ Direct Rollover             __ Non-Direct Rollover

Have you submitted a transfer request to the surrendering institution?  __ Yes __ No  By marking "Yes," Jackson of New York will not request the funds.
Transfer                                                                        Anticipated date                Anticipated
Type                    Company releasing funds         Account number          of receipt                      transfer amount
__ Full                 _______________________         ______________          ___________________             $_________________
__ Partial              _______________________         ______________          ___________________             $_________________

__ Full                 _______________________         ______________          ___________________             $_________________
__ Partial              _______________________         ______________          ___________________             $_________________

__ Full                 _______________________         ______________          ___________________             $_________________
__ Partial              _______________________         ______________          ___________________             $_________________
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ANNUITIZATION/INCOME DATE
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Specify Income Date (mm/dd/yyyy)                        If an Income Date is not specified, the Company will default
________________________________                        to the Latest Income Date as shown in the Contract.
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NVDA 350 11/09                                                    Page 3 of 8                                         NV4873 09/09
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OPTIONAL DEATH BENEFITS - Once selected, optional death benefits cannot be changed.  If no Optional Death Benefit is selected your beneficiary(ies) will receive the standard death benefit.  Please see the prospectus for details.  OPTIONAL DEATH BENEFIT AND OTHER
OPTIONAL BENEFITS:  ADDITIONAL CHARGES WILL APPLY.  PLEASE SEE THE PROSPECTUS FOR DETAILS.
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Age limitations apply based on the age of the Owner(s) or Covered Lives.

WITHDRAWAL OPTIONS                                              CONTRACT ENHANCEMENTS OPTIONS (6),(7)
__ 20% Additional Withdrawal Benefit(1)(Ages 0-90)              (May select only one) (Ages 0-87)
__ 5-Year Withdrawal Charge Schedule (Ages 0-85)                __2% of first-year premium
                                                                __3% of first-year premium
GUARANTEED LIVING BENEFIT OPTIONS                               __4% of first-year premium
(May select only one GMWB)
GMWB (Guaranteed Minimum Withdrawal Benefits)
__ SafeGuard Max(SM) (Ages 0-85) GMWB with 5-Year Step-Up
__ AutoGuard 5(R) (Ages 0-80) 5% GMWB with Annual Step-Up
__ AutoGuard 6 (Ages 0-80) 6% GMWB with Annual Step-Up

GMWB For Life (For Life Guaranteed Minimum Withdrawal Benefits)
__ LifeGuard Freedom 6(SM) (Ages 45-80) For Life GMWB with Bonus & Annual Step-Up
__ LifeGuard Freedom 6 DB(SM) (2) (Ages 45-75) For Life GMWB with Bonus, Annual Step-Up & Death Benefit
__ Lifeguard Freedom 6 w/Joint Option (3)(4)(5) (Ages 45-80) Joint For Life GMWB with Bonus & Annual Step-Up


(1)  May not be selected in combination with 3% or 4% contract Enhancement.
(2)  May not be selected in combination with an Optional Death Benefit
(3)  For Non-Qualified plans, spousal joint ownership required unless non-natural owner, then spousal joint annuitants required.
     Please ensure the Joint Owner section on Page 1 (including the "Relationship to Owner" box) is properly completed.
(4)  For Qualified plans, excluding custodial accounts, 100% spousal primary beneficiary designation required.  Please ensure the
     Primary Beneficiary section on Page 2 (including the "Relationship to Owner" box) is properly completed.
(5)  For Qualified plan custodial accounts, Annuitant's spouse must be designated as Contingent Annuitant.
(6)  Please complete the Important Disclosure Regarding the Contract Enhancement.
(7)  Selection of the 2%, 3%, or 4% Contract Enhancement option will prohibit allocation or transfer of any premium to the 3-, 5-, or 7-Year Fixed Account Options during the Recapture period of that selected option.

                     PLEASE NOTE THE FOLLOWING APPLIES TO ALL GUARANTEED LIVING BENEFIT OPTIONS.
*  A GMWB may not be appropriate for the Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity Contract.  These endorsements may also have limited usefulness in connection with tax-
   qualified contracts in relation to required minimum distributions imposed by the IRS.  Some withdrawals necessary to satisfy required minimum distributions may prematurely deteriorate the benefits provided by a GMWB.  When purchasing a tax-qualified contract, special consideration should be given to whether or not the purchase of a GMWB is appropriate for the Owner's situation, including consideration of required minimum distributions.  Please consult a tax advisor on this and other matters regarding the selection of income options.
*  If you make subsequent premium payments, the Guaranteed Withdrawal Balance will increase by the amount of the payments.  We will allocate subsequent premium payments in the same way as your Contract's first premium payment unless you tell us otherwise.
*  Subject to the benefit terms, conditions, and limitations, the elected GMWB guarantees that a certain amount may be withdrawn annually, regardless of market performance and even if the Contract Value is zero, until the GMWB is terminated.  EXCESS
   WITHDRAWALS MAY RESULT IN A SIGNIFICANT REDUCTION IN YOUR GUARANTEED ANNUAL WITHDRAWAL AMOUNT (GAWA) AND GUARANTEED WITHDRAWAL
   BALANCE (GWB.)
*  You may not be able to change the Owner, Joint Owner, Annuitants, or spousal Primary Beneficiary, depending on which GMWB you have selected.
*  Please note that while Jackson of NY does not currently increase the GMWB charge upon election of an Owner Initiated Step-up, we retain the right to do so in the future.

NVDA 350 11/09                                                       Page 4 of 8                                        NV4873 09/09

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PREMIUM ALLOCATION - Tell us how you want your annuity premiums invested.  TOTAL ALLOCATION MUST EQUAL 100%.  Total number of allocation selections may not exceed 18.
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JNL(R)                                  JNL/M&G                                 JNL/PPM America
___% Institutional Alt 20               ___% Global Basics                      ___% High Yield Bond
___% Institutional Alt 35               ___% Global Leaders                     ___% Mid Cap Value
___% Institutional Alt 50                                                       ___% Small Cap Value
___% Institutional Alt 65               JNL/MELLON CAPITAL MANAGEMENT           ___% Value Equity
                                        ___% JNL 5
JNL/AIM                                 ___% 25                                 JNL/RED ROCKS
___% International Growth               ___% Select Small-Cap                   ___% Listed Private Equity
___% Large Cap Growth                   ___% JNL Optimized 5
___% Global Real Estate                 ___% VIP                                JNL/SELECT
___% Small Cap Growth                   ___% Dow Dividend                       ___% Balanced
                                        ___% European 30                        ___% Money Market
JNL/CAPITAL GUARDIAN                    ___% Nasdaq(R) 25                       ___% Value
___% Global Balanced                    ___% NYSE(R) International 25
___% Global Diversified                 ___% Pacific Rim 30                     JNL/T. ROWE PRICE
     Research                           ___% S&P 24                             ___% Established Growth
___% International Small Cap            ___% S&P SMid 60                        ___% Mid-Cap Growth
___% U.S. Growth Equity                 ___% Value Line(R) 30                   ___% Short-Term Bond
                                        ___% S&P 500(R) Index                   ___% Value
JNL/CREDIT SUISSE                       ___% S&P 400 MidCap Index
___% Commodity Securities               ___% Small Cap Index                    JNL/S&P STRATEGIC
___% Long/Short                         ___% International Index                ___% S&P 4
                                        ___% Bond Index                         ___% Competitive Advantage
JNL/EAGLE                               ___% Index 5                            ___% Dividend Income &
___% Core Equity                        ___% 10 X 10                                 Growth
___% SmallCap Equity                    ___% Communications Sector              ___% Intrinsic Value
                                        ___% Consumer Brands Sector             ___% Total Yield
JNL/FRANKLIN TEMPLETON                  ___% Financial Sector
___% Founding Strategy                  ___% Healthcare Sector                  JNL/S&P MANAGED
___% Global Growth                      ___% Oil & Gas Sector                   ___% Conservative
___% Income                             ___% Technology Sector                  ___% Moderate
___% Mutual Shares                      ___% Global Alpha                       ___% Moderate Growth
___% Small Cap Value                                                            ___% Growth
                                        JNL/OPPENHEIMER                         ___% Aggressive Growth
JNL/GOLDMAN SACHS                       ___% Global Growth
___% Core Plus Bond                                                             JNL/S&P DISCIPLINED
___% Emerging Markets Debt              JNL/PAM                                 ___% Moderate
___% Mid Cap Value                      ___% Asia ex-Japan                      ___% Moderate Growth
                                        ___% China-India                        ___% Growth
JNL/IVY
___% Asset Strategy                     JNL/PIMCO                               FIXED ACCOUNT OPTIONS
                                        ___% Real Return                        ___% 1-Year
JNL/JPMORGAN                            ___% Total Return Bond                  ___% 3-Year
___% International Value                                                        ___% 5-Year
___% MidCap Growth                                                              ___% 7-Year
___% U.S. Government &
     Quality Bond

JNL/LAZARD
___% Emerging Markets
___% Mid Cap Equity

NVDA 350 11/09                                                    Page 5 of 8                                         NV4873 09/09

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SYSTEMATIC INVESTMENT (periodic premium reallocation program).  Only the Investment Divisions(s) selected in the Premium Allocation section and the 1-Year Fixed Account Option (if selected) will participate in the rebalancing program.
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AUTOMATIC REBALANCING.  The 3, 5 and 7-Year Fixed                       DCA+ (Special Dollar Cost Averaging)
Account Options are not available for Automatic                         __ This request is to establish the Special Dollar Cost
Rebalancing.  May not be selected in combination with                      Averaging option.
DCA or DCA+
FREQUENCY:                                                              IF DCA+ IS SELECTED, YOU MUST ATTACH THE SPECIAL
__ Monthly  __ Quarterly  __ Semiannualy  __ Annually                   DOLLAR COST AVERAGING (DCA+) SUPPLEMENTAL
START DATE (mm/dd/yyyy) _____________________________                   APPLICATION (NV3687).  MUST BE COMPLETED FOR
NOTE:  If no date is selected, the program will                         "GOOD ORDER."
begin one month/quarter/half year/year (depending                       DCA+ provides an automatic monthly transfer to the
on the frequency you selected) from the date                            selected Investment Division(s) so the entire amount
Jackson of NY applies the first premium payment.  If                    invested in this program, plus earnings, will be transferred
no frequency is selected, the frequency will be annual.                 by the end of the DCA+ term selected.  If selected, the
No transfers will be made on days 29, 30 or 31,                         total number of elections in the Premium Allocation section
unless set up on annual frequency.                                      may not exceed 17.

DCA (Dollar cost Averaging)
__ This request is to establish the Dollar cost Averaging option.

IF DCA IS SELECTED, YOU MUST ATTACH THE SYSTEMATIC INVESTMENT FORM (NV2375).  MUST BE COMPLETED FOR "GOOD ORDER."

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CAPITAL PROTECTION PROGRAM
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__ Yes - PLEASE COMPLETE SUPPLEMENTAL APPLICATION N3144.  MUST BE COMPLETED FOR "GOOD ORDER."

__ No - Please complete the Premium Allocation section on Page 5.

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ELECTRONIC DELIVERY AUTHORIZATION - Check the boxes next to the types of documents you wish to receive electronically.  If an email address is provided, but no document type is selected, the selection will default to "All Documents."
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I AGREE TO RECEIVE DOCUMENTS ELECTRONICALLY:

This consent will continue unless and until revoked and will cover delivery to you in the form of a compact disc, by email or by notice to you of a document's availability on a website.

__ ALL DOCUMENTS
__ Quarterly Statements                                 __ Prospectuses and prospectus supplements
__ Periodic and immediate confirmation statements       __ Proxy and other voting materials
__ Annual and Semi-Annual reports                       __ Other documents from Jackson of NY

I (We) do __ do not __ have ready access to computer hardware and software that meet the requirements listed below.  My email address is:  ___________________________________.  I (We) will notify the company of any new email address.

The computer hardware and software requirements that are necessary to receive, process and retain electronic communications that are subject to this consent are as follows:  To view and download material electronically, you must have a computer with Internet access, an active email account, Adobe Acrobat Reader and/or a CD-ROM drive.  If you don't already have Adobe Acrobat Reader, you can download it free from www.adobe.com.

There is no charge for electronic delivery, although you may incur the costs of Internet access and of such computer and related hardware and software as may be necessary for you to receive, process and retain electronic documents and communications from
Jackson of NY.  Please make certain you have given Jackson of NY a current email address.  Also let Jackson of NY know if that email address changes.  We may need to notify you of a document's availability through email.  You may request paper copies, whether or not you consent or revoke your consent for electronic delivery, at any time and for no charge.  Please contact the appropriate
Jackson of NY Service Center or go to www.jackson.com to update your email address, revoke your consent to electronic delivery, or request paper copies.  Even if you have given us consent, we are not required to make electronic delivery and we have the right to deliver any document or communication in paper form.  This consent will need to be supplemented by specific electronic consent upon receipt of any of these means of electronic delivery or notice of availability.

NVDA 350 11/09                                                      Page 6 of 8                                         NV4873 09/09

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AUTHORIZED CALLERS - If you want to authorize an individual other than your Producer/Rep to receive Contract information via telephone, please list that individual's information here.
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First Name                                              Middle Name                             Last Name

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Social Security/Tax I.D. Number                                         Date of Birth (mm/dd/yyyy)

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First Name                                              Middle Name                             Last Name

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Social Security/Tax I.D. Number                                         Date of Birth (mm/dd/yyyy)

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CLIENT ACKNOWLEDGMENTS
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1.  I (We) hereby represent to the best of my (our) knowledge and belief that each of the statements and answers contained in this application are true, complete and correctly recorded.
2.  I (We) certify that the Social Security or Taxpayer Identification number(s) shown above is (are) correct.
3.  I (WE) UNDERSTAND THAT ANNUITY BENEFITS, DEATH BENEFIT VALUES AND WITHDRAWAL VALUES, IF ANY, WHEN BASED ON THE INVESTMENT
    EXPERIENCE OF AN INVESTMENT DIVISION IN THE SEPARATE ACCOUNT OF JACKSON OF NY ARE VARIABLE AND MAY BE INCREASED OR DECREASED,
    AND THE DOLLAR AMOUNTS ARE NOT GUARANTEED.
4.  I (We) have been given a current prospectus for this variable annuity and for each available Investment Division.
5.  The contract I (we) have applied for is suitable for my (our) insurance objective, financial situation and needs.
6.  I understand the restrictions imposed by 403(b)(11) of the Internal Revenue Code.  I understand the investment alternatives available under my employer's 403(b) plan, to which I may elect to transfer my Contract Value.
7.  I (WE) UNDERSTAND THAT ALLOCATIONS TO THE FIXED ACCOUNT OPTIONS(S) ARE SUBJECT TO AN ADJUSTMENT IF WITHDRAWN OR TRANSFERRED
    PRIOR TO THE END OF THE APPLICABLE PERIOD, WHICH MAY REDUCE AMOUNTS WITHDRAWN OR TRANSFERRED.
8.  I (We) understand that the Company may restrict the availability of one or more of the Fixed Account Options, and/or reserves the right not to accept additional deposits and transfers into the Fixed Account at any time on a nondiscriminatory basis.
9.  If I (we) have elected the Capital Protection Program, I (we) hereby acknowledge receipt of the "CAPITAL PROTECTION PROGRAM
    SUPPLEMENTAL APPLICATION."
10. I (WE) CERTIFY THAT THE AGE OF THE OWNER AND ANY JOINT OWNER, PRIMARY SPOUSAL BENEFICIARY, ANNUITANT, JOINT ANNUITANT, OR
    CONTINGENT ANNUITANT, IF APPLICABLE, STATED IN THIS APPLICATION ARE TRUE AND CORRECTLY RECORDED FOR PURPOSES OF ELECTING AN
    OPTIONAL DEATH BENEFIT OR OTHER OPTIONAL BENEFITS.
11. Pursuant to the Federal Defense of Marriage Act, same-sex marriages are not recognized for purposes of federal law.  Therefore, the favorable tax treatment provided by federal tax law to an opposite-sex spouse is NOT available to a same-sex spouse.  Same-
    sex spouses should consult a tax advisor prior to purchasing annuity products that provide benefits based upon status as a spouse, and prior to exercising any spousal rights under an annuity.
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Owner's Signature                                                       Date Signed (mm/dd/yyyy)                State where signed

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Owner's Title (required if owned by an Entity)

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Joint Owner Signature                                                   Date Signed (mm/dd/yyyy)                State where signed

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Annuitant's Signature (if other than Owner)                             Date Signed (mm/dd/yyyy)                State where signed

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Joint Annuitant's Signature (if other than Joint Owner)                 Date Signed (mm/dd/yyyy)                State where signed

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NVDA 350 11/09                                                      Page 7 of 8                                         NV4873 09/09

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PRODUCER/REPRESENTATIVE ACKNOWLEDGMENTS -
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By signing this form, I certify that:
1.  I am authorized and qualified to discuss the Contract herein applied for.
2.  I have fully explained the Contract to the client, including Contract benefits, restrictions and charges and I believe this transaction is suitable given the client's financial situation and needs.
3.  The applicant's Statement as to whether or not an existing life insurance policy or annuity contract is being replaced is true and accurate to the best of my knowledge and belief.
4.  I have complied with requirements for disclosures and/or replacements as necessary.

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PROGRAM OPTIONS NOTE:  CONTACT YOUR HOME OFFICE FOR PROGRAM INFORMATION.  IF NO OPTION IS INDICATED, THE DESIGNATED DEFAULT WILL BE
USED.

Jackson of NY Prod./Rep. No.                 Producer/Representative Signature                  Date Signed (mm/dd/yyyy)

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First Name                                        Middle Name                                   Last Name

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Broker/Dealer Name                                                                              Program Options
                                                                                                __ A  __ B  __ C  __ D  __ E
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Address (number and street)                     City                            State           Zip Code

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Email Address                                           Business Telephone No. (including area code)            Percentage
                                                                                                                                  %
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If more than one Producer/Representative is participating in a Program Option on this case, please provide all Producer/
Representative names, Jackson of NY Producer/Representative numbers and percentages for each (totaling 100%).  IT IS REQUIRED FOR
GOOD ORDER THAT ALL PRODUCER/REP NUMBERS BE SUPPLIED.

Producer/Representative Name                               Jackson of NY Producer/Representative No.            Percentage
                                                                                                                         %
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Producer/Representative Name                               Jackson of NY Producer/Representative No.            Percentage
                                                                                                                         %
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        NOT FDIC/NCUA INSURED * NOT BANK/CU GUARANTEED * MAY LOSE VALUE
               NOT A DEPOSIT * NOT INSURED BY ANY FEDERAL AGENCY
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NVDA 350 11/09                                                      Page 8 of 8                                         NV4873 09/09

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